Exhibit 10.4

                         AGREEMENT TO CONVERT DEBENTURE
                         ------------------------------


     THIS AGREEMENT (this "AGREEMENT"), is made and entered into as of August 30, 2004, by and between Hollywood Media Corp., a Florida corporation (the "COMPANY"), and Leonardo, L.P. ("HOLDER").

                                   WITNESSETH:

     WHEREAS, Holder is the registered holder of the Company's "6% Senior Convertible Debenture Due May 22, 2005" in the principal amount of $3,000,000 issued under Certificate No. 1, dated as of May 22, 2002 (the "DEBENTURE"), which Debenture by its terms is convertible into shares of common stock, par value $0.01, of the Company ("COMMON STOCK").

     WHEREAS, the Debenture Certificate recites that as of the date of issuance of the Debenture to Holder the Debenture was convertible based on a Conversion Price of $3.46 per share, however, as a result of certain antidilution adjustments under the terms of the Debenture in connection with the Company's private placement in February 2004, the Conversion Price was reduced to $3.30 per share.

     WHEREAS, the parties hereto desire to agree to convert the Debenture upon the terms and agreements provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties, intending to be legally bound, hereby acknowledge, confirm and agree as follows:

     1. Notwithstanding anything to the contrary in the Debenture, it is agreed that the Debenture shall automatically convert and be converted in full into shares of Common Stock, on the terms provided below, on and as of any one date to be selected by Holder (as evidenced by delivery of a Conversion Notice in the form attached hereto as Exhibit
          I) from among the days in the period commencing with the date hereof through December 31, 2004, provided, however, that if no such date is selected then such conversion shall automatically occur on and be effective as of 12:00 Noon (EST) on December 31, 2004 assuming that on such date the Company's Registration Statement on Form S-3 (SEC File No. 333-91090) registering the resale of the shares of Common Stock remains effective or that the shares are eligible for resale by Holder under SEC Rule 144(k) and the certificates issued without restrictive legend as to securities laws). Pursuant to such conversion, the full ($3,000,000) principal amount of the Debenture shall automatically be converted at a Conversion Price of $3.05 per share of Common Stock into an aggregate of 983,607 shares of Common Stock on and as of the specified conversion date (subject to Anti-dilution Adjustments applicable to the Debenture (under the terms of the Debenture) prior to the date of conversion, if any). Accrued and unpaid interest on the Debenture through and as of the conversion date shall be paid in Interest Shares as provided in Section 4(a) of the Debenture. The Debenture shall terminate and cease to be outstanding effective upon such conversion and the issuance of the 983,607 shares of Common Stock and the Interest Shares.

     2. Promptly after the date of conversion under the foregoing section 1, Holder will deliver the original Debenture to the Company, and Holder will sign and deliver to the Company the conversion notice attached to this Agreement (if not previously done as contemplated in section 1 above).

     3. Unless required by applicable law, no party hereto shall make any disclosure of this Agreement or any of the matters contained herein; it being agreed that either party may make such disclosure if such party determines in its good faith judgment that disclosure is required by law (and it being further contemplated that the Company may be required to disclose this agreement on Form 8-K or other SEC filings).

     4. The Company represents and warrants that (i) the issuance of the Common Stock upon conversion of the Debenture has been duly authorized and no additional corporate or stockholder action is required for the approval thereof, (ii) no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery by the Company of this Agreement, the Company's performance of its obligations hereunder and/or the amendment to the Debenture contemplated hereby and (iii) the shares of Common Stock to be issued upon conversion of the Debentures and the Interest Shares will be duly authorized, validly issued, fully paid and nonassessable.

     5. Holder represents and warrants that no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery by Holder of this Agreement, Holder's performance of its obligations hereunder and/or the amendment to the Debenture contemplated hereby.

     6. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned parties have executed this AGREEMENT TO CONVERT DEBENTURE as of the day and year first above written.



HOLLYWOOD MEDIA CORP.                    LEONARDO, L.P.


By:  /s/ Mitchell Rubenstein             By: /s/ Joseph R. Wekselblatt
   -----------------------------             ---------------------------
Name:    Mitchell Rubenstein                 Name:
Title:   Chief Executive Officer             Title:

                                         Leonardo, L.P.
                                         By Leonardo Capital Management Inc,
                                         General Partner


                                         By Angelo, Gordon & Co., L.P. Director
                                         By Joseph R. Wekselblatt, C.F.O.


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
                                    EXHIBIT I
                                    ---------

                      (To be Executed by Registered Holder
                      ------------------------------------
                         in order to Convert Debenture)
                         ------------------------------

                                CONVERSION NOTICE
                                -----------------
                                       FOR
                                       ---
                6% SENIOR CONVERTIBLE DEBENTURE DUE MAY 22, 2005
                ------------------------------------------------

         The undersigned, LEONARDO, L.P., as Holder of the 6% Senior Convertible Debenture Due May 22, 2005 of HOLLYWOOD MEDIA CORP. (the "Company"), No. 1, in the outstanding principal amount of $3,000,000 (the "Debenture"), hereby elects to convert ALL of the outstanding principal amount of the Debenture into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below.

         Date of Conversion:  ________, 2004

         Principal Amount of Debentures to be converted:  $3,000,000

         Tax ID Number (If applicable):  98-012-0439

Please confirm the following information:

         Conversion Price:  $3.05 per Share

         Number of shares of Common Stock to be issued:  983,607 SHARES

         Is the Variable Price being relied on pursuant to Section 6(c) of the Debenture?

         (check one)  YES ____ No _X_

     Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:


--------------------------------------------------
         DELIVERY INSTRUCTIONS:
         ----------------------

         Leonardo, L.P.
         c/o Angelo Gordon, LP
         245 Park Avenue
         New York, NY 10167
         Attention:  Gary Wolf
--------------------------------------------------

         Issue to:  Leonardo, L.P

         Address:  245 Park Avenue
                   New York, NY 10167

         Telephone Number: (212) 692-2018

         Facsimile Number: (212) 867-6449

         Authorization (signature) :
                                    --------------------------------------------

         By (print name) :
                          ------------------------------------------------------

         Title (for Holder):
                            ----------------------------------------------------

         Dated:  _________, 2004

                                 ACKNOWLEDGMENT


         HOLLYWOOD MEDIA CORP. (the "Company") hereby acknowledges this Conversion Notice by LEONARDO, L.P. and hereby directs American Stock Transfer & Trust Co. ("AST") to issue the above indicated 983,607 shares of Common Stock in accordance with the agreed Transfer Agent Instructions dated May 22, 2002 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

In accordance with said Transfer Agent Instructions, the stock certificates for such shares may be issued without the restrictive legend therein if AST is provided with the requisite opinion of counsel (it being contemplated that the shares may be eligible for sale under Rule 144(k) thereby eliminating the need for such legend if provided in such opinion).




                                              HOLLYWOOD MEDIA CORP.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                       -------------------------

Dated:  __________, 2004



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